EXHIBIT 99.1

[GRAPHIC OMITTED]                                  For Further Information call:
                                                   Richard J. Haskins, CFO
                                                   (561) 802-5840
                                                   Carla Pollard, Controller
                                                   (561) 650-2424

NEWS RELEASE

     For:  Republic Security Financial Corporation
                West Palm Beach, Florida, 33401

================================================================================
                     REPUBLIC SECURITY FINANCIAL CORPORATION
                        ANNOUNCES FIRST QUARTER EARNINGS
================================================================================


                  WEST PALM BEACH, FL. APRIL 17, 2000- REPUBLIC SECURITY FINANCIAL CORPORATION (NASDAQ:RSFC), parent to REPUBLIC SECURITY BANK ("REPUBLIC"), today announced net income of $7.7 million or $0.16 diluted earnings per common share for the three months ended March 31, 2000 compared to net income of $5.6 million or $0.11 diluted earnings per common share for the three months ended March 31, 1999. Earnings, excluding merger related expenses, for the three months ended March 31, 1999 was $7.9 million or $0.16 per share.

         Net interest income decreased $452,000 for the three months ended March 31, 2000 compared to the three months ended March 31, 1999 due to a decrease in net interest margin primarily attributable to the purchase of certain assets, which related income is recorded as fee income. Net interest spread remained relatively flat for the quarter ended March 31, 2000 compared to the quarters ended March 31, 1999 and December 31, 1999. Non interest income increased $3.1 million for the three months ended March 31, 2000 compared to the three months ended March 31, 1999 due to $1.9 million in gains related to real estate transactions, earnings on fee income related investments and increases in fees earned on products and services. Other income excluding income from real estate transactions increased approximately $920,000 or 51% during the three months ended March 31, 2000 compared to the three months ended March 31, 1999 and 30% compared to the three months ended December 31, 1999. Operating expenses increased $1.8 million for the three months ended March 31, 2000 compared to operating expenses, excluding merger related expenses, for the three months ended March 31, 1999. The increase in operating expenses is primarily due to increases in data processing expenses related to the addition of the former First Bank and Kash N' Karry operations to the Bank's outside data processor, and increases in other expenses. Other expenses increased primarily due to increases in the amortization of goodwill and an overall increase in operating expenses associated with the operation of First New England Financial, increased branches and additions to staff.

         "The Bank is poised to build on the infrastructure put into place last year, said Rudy Schupp, Chairman of Republic Security Financial Corporation. "The human and technological infrastructure enhancements developed in 1999, positions the Bank to improve future revenue growth in traditional and non traditional fee income, improve relevant product and service offerings and achieve more efficient operations through technology and consolidated core bank operations while sustaining strong credit quality levels", said Schupp.

         Republic Security Financial Corporation with total assets of $3.2 billion operates 99 full service banking offices in Palm Beach, Broward, Dade, Martin, St. Lucie, Lee, Marion, Alachua, Hillsborough, Orange, Pasco and Collier counties and is headquartered in West Palm Beach, Florida. Republic's subsidiary, First New England Financial, is one of the leading names in the yacht-lending marketplace and has operations nationwide.

         "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The matters discussed in this press release which are not historical facts contain forward-looking information with respect to strategic initiatives. Such forward-looking statements are based on current plans and expectations, which are subject to a certain number of uncertainties and risks, which could cause future results to differ materially from those anticipated by such statements.

         For more information on Republic Security Financial Corporation, Republic Security Bank or First New England Financial, please visit our website at WWW.REPUBLICSECURITYBANK.COM


NASDAQ SYMBOL: COMMON - RSFC

REPUBLIC SECURITY FINANCIAL CORPORATION
Financial Highlights (dollars in thousands, except per share amounts)

======================================================================================================================
                                                                           FOR THE THREE MONTHS ENDED
For  the period ended                                     3/31/00     12/31/99      9/30/99     6/30/99      3/31/99
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Net income                                                   $7,695       $7,428        $8,035      $8,454      $5,552
Net income excluding merger related expenses(1)               7,695        7,428         8,035       8,454       7,945
Net interest income..................................        23,492       24,257        24,459      25,426      23,944
Provision for loan losses............................         1,000          450           300         300         500
Non-interest income..................................         9,094        6,794         8,259       7,124       5,974
Non-interest expense  (2)............................        20,107       18,569        19,896      19,041      17,214
----------------------------------------------------- ------------- ------------ ------------- ----------- -----------
Common Share Data
----------------------------------------------------- ------------- ------------ ------------- ----------- -----------
Basic earnings per share ............................         $0.16        $0.15         $0.16       $0.17       $0.11
Diluted earnings per share...........................         $0.16        $0.15         $0.16       $0.17       $0.11
Stated book value per share..........................         $4.00        $4.02         $4.19       $4.13       $4.24
----------------------------------------------------- ------------- ------------ ------------- ----------- -----------
At Period End
----------------------------------------------------- ------------- ------------ ------------- ----------- -----------
Assets...............................................    $3,241,459   $3,192,212    $3,052,135  $3,083,624  $3,047,054
Investments held to maturity.........................       145,383      147,275       149,133     151,816       6,366
Investments available-for-sale.......................       795,174      792,125       652,182     685,849     722,912
Loans................................................     1,964,872    1,906,734     1,888,200   1,883,039   1,969,502
Allowance for loan losses............................        22,253       22,301        24,160      25,625      25,896
Deposits.............................................     2,036,514    2,064,936     2,131,110   2,213,790   2,346,880
Borrowings...........................................       957,398      888,048       646,853     594,417     438,515
Stockholders' equity.................................       195,698      200,662       212,916     209,467     212,262
Common shares outstanding............................        48,758       49,696        50,662      50,569      50,532
----------------------------------------------------- ------------- ------------ ------------- ----------- -----------
Average Balances
----------------------------------------------------- ------------- ------------ ------------- ----------- -----------
Assets...............................................    $3,178,009   $3,084,688    $3,000,286  $2,993,761  $2,994,845
Stockholders' equity.................................       193,328      207,220       209,525     210,439     212,160
Interest-earning assets..............................     2,879,906    2,851,708     2,789,662  2,795, 204   2,796,389
Interest-bearing liabilities.........................     2,608,025    2,487,315     2,406,495   2,393,395   2,434,407
Average common shares and
   common stock equivalents..........................        49,279       50,666        51,201      51,174      51,236
----------------------------------------------------- ------------- ------------ ------------- ----------- -----------
Ratios                                                             %            %             %           %           %
----------------------------------------------------- ------------- ------------ ------------- ----------- -----------
Return on average assets(1)..........................          0.97         0.96          1.07        1.13        1.06
Return on total risk weighted assets(1)..............          1.64         1.56          1.84        2.01        1.89
Return on average stockholders' equity (1)...........         15.92        14.34         15.34       16.07       14.98
Net interest spread..................................          2.81         2.80          2.92        2.98        2.82
Net interest margin..................................          3.26         3.40          3.51        3.64        3.42
Equity to assets (period end)........................          6.04         6.29          6.98        6.79        6.97
Tier 1 leverage ratio (Bank only estimate)...........          6.39         6.53          6.70        6.62        6.74
Tier 1 risk based capital (Bank only estimate).......         10.75        10.54         11.48       11.74       12.08
Total risk based capital (Bank only estimate)........         11.96        11.73         12.75       13.01       13.63
----------------------------------------------------- ------------- ------------ ------------- ----------- -----------
Asset Quality (period end)
----------------------------------------------------- ------------- ------------ ------------- ----------- -----------
Non performing Loans ("NPLs")........................       $13,377      $16,369       $13,871     $11,746     $16,758
Non performing Assets ("NPAs").......................       $14,793      $18,372       $17,306     $15,414     $20,482
NPLs as a % of total loans...........................          0.68%        0.86%         0.73%       0.62%       0.85%
NPAs as a % of total assets..........................          0.46%        0.58%         0.57%       0.50%       0.67%
Allowance for loan losses as a % of total loans......          1.13%        1.17%         1.28%       1.36%       1.31%
Allowance for loan losses as % of NPL's                      166.35%      136.24%       174.18%     218.17%     154.53%
Net charge-offs to average loans.....................          0.09%        0.12%         0.07%       0.03%       0.06%
======================================================================================================================


(1) Excludes merger related and one time expenses of $2.4 million, net of taxes, for the three months ended March 31, 1999 .
(2) Excludes pre-tax merger related and one time expenses of approximately $3.5 million for the three months ended March 31, 1999 .

REPUBLIC SECURITY FINANCIAL CORPORATION
Financial Highlights (dollars in thousands, except per share data)


=====================================================================================================================
                                                                          FOR THE THREE MONTHS ENDED
                                                          3/31/00     12/31/99     9/30/99     6/30/99     3/31/99
---------------------------------------------------------------------------------------------------------------------
Interest Income:
Interest and fees on loans............................      $38,198      $37,587     $38,167      $39,622     $39,891
Interest and dividends on investments.................       16,943       15,985      13,704       13,171      12,398
------------------------------------------------------ ------------ ------------ ----------- ------------ -----------
                                                             55,141       53,572      51,871       52,793      52,289
------------------------------------------------------ ------------ ------------ ----------- ------------ -----------
Interest Expense:
Interest on deposits..................................       18,680       18,825      19,560       20,726      22,587
Interest on borrowings................................       12,969       10,490       7,852        6,641       5,758
------------------------------------------------------ ------------ ------------ ----------- ------------ -----------
                                                             31,649       29,315      27,412       27,367      28,345
------------------------------------------------------ ------------ ------------ ----------- ------------ -----------
Net interest income...................................       23,492       24,257      24,459       25,426      23,944
Provision for loan losses.............................        1,000          450         300          300         500
------------------------------------------------------ ------------ ------------ ----------- ------------ -----------
Net interest income after provision for loan losses          22,492       23,807      24,159       25,126      23,444
------------------------------------------------------ ------------ ------------ ----------- ------------ -----------
Non-interest Income:
Service charges on deposit accounts...................        3,224        3,483       3,293        2,848       3,117
Gain on sale of loans and servicing...................          508          737       2,046        1,363         952
Gain on sale of investments...........................          321           85         789           81          96
Other income..........................................        5,041        2,489       2,131        2,832       1,809
------------------------------------------------------ ------------ ------------ ----------- ------------ -----------
                                                              9,094        6,794       8,259        7,124       5,974
------------------------------------------------------ ------------ ------------ ----------- ------------ -----------
Operating Expenses:
Employee compensation and benefits....................        9,111        8,810       9,548        8,955       9,010
Occupancy and equipment...............................        4,591        4,126       4,912        4,864       4,422
Professional fees.....................................          364          158         325          503         416
Advertising and promotions............................          240          302         397          358         298
Communications........................................          912          649         558          561         715
Insurance.............................................          403          423         418          458         462
Data processing.......................................        1,331        1,114         971          969         548
Other.................................................        3,155        2,987       2,767        2,373       2,431
Merger expenses.......................................                                                          2,381
------------------------------------------------------ ------------ ------------ ----------- ------------ -----------
         Total........................................       20,107       18,569      19,896       19,041      20,683
------------------------------------------------------ ------------ ------------ ----------- ------------ -----------
Income before income taxes............................       11,479       12,032      12,522       13,209       8,735
Provision for income taxes............................        3,784        4,604       4,487        4,755       3,183
------------------------------------------------------ ------------ ------------ ----------- ------------ -----------
Net income............................................       $7,695       $7,428      $8,035       $8,454      $5,552
------------------------------------------------------ ------------ ------------ ----------- ------------ -----------
PER SHARE DATA:
Basic earnings per common share.......................        $0.16        $0.15       $0.16        $0.17       $0.11
Diluted earnings per common share.....................        $0.16        $0.15       $0.16        $0.17       $0.11
Dividends per common share............................        $0.06        $0.06       $0.06        $0.06       $0.06
Average common shares and common stock equivalents
outstanding...........................................       49,279       50,666      51,201       51,174      51,236
=====================================================================================================================


REPUBLIC SECURITY FINANCIAL CORPORATION
Financial Highlights (dollars in thousands, except share amounts)

===================================================================================================================
                                                                                               3/31/00     12/31/99
-------------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------------
Cash and amounts due from depository institutions                                              $42,857      $73,054
Interest bearing deposits in other financial institutions                                       74,763       41,201
Federal funds sold                                                                                            3,595
----------------------------------------------------------------------------------------- ------------ ------------
   Total cash and cash equivalents                                                             117,620      117,850
Investments available-for-sale                                                                 795,174      792,125
Investments held to maturity (Market value of $137,305  and $139,383 at March 31, 2000
    and December 31, 1999, respectively)                                                       145,383      147,275
Loans - net                                                                                  1,890,119    1,822,433
Loans held for sale (Market value of $52,500  and $62,000
    at March 31, 2000 and December 31, 1999, respectively)                                      52,500       62,000
Property and equipment - net                                                                    64,225       65,349
Other real estate owned - net                                                                    1,416        2,004
Federal Home Loan Bank Stock                                                                    29,214       34,821
Goodwill - net                                                                                  17,367       17,715
Bank owned life insurance                                                                       53,702       58,039
Deferred taxes -  net                                                                           19,006       17,908
Accrued interest receivable                                                                     17,173       16,986
Other assets                                                                                    38,560       37,707
----------------------------------------------------------------------------------------- ------------ ------------
Total Assets                                                                                $3,241,459   $3,192,212
----------------------------------------------------------------------------------------- ------------ ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits                                                                                    $2,036,514   $2,064,936
Federal Home Loan Bank advances and other borrowings                                           487,082      618,996
Securities sold under agreement to repurchase                                                  449,920      248,521
Senior debentures, net of unamortized issuance costs                                            20,396       20,531
Advances from borrowers for taxes and insurance                                                  9,463        5,908
Bank drafts payable                                                                             16,337       11,208
Other liabilities                                                                               26,049       21,450
----------------------------------------------------------------------------------------- ------------ ------------
Total Liabilities                                                                            3,045,761    2,991,550
----------------------------------------------------------------------------------------- ------------ ------------
Common Stock $.01 par value; 500,000,000 shares authorized;
      50,748,419 issued shares; outstanding 48,758,419  and 49,696,419
      (net of treasury stock) at March 31, 2000 and  December 31, 1999, respectively.             508          508
Treasury Stock ( 1,990,000 and 1,052,000 shares repurchased at March 31, 2000 and
      And December 31, 1999, respectively)                                                        (20)         (11)
Additional paid-in capital                                                                     117,682      124,931
Retained earnings                                                                               99,680       94,934
Unrealized loss on investments available-for-sale, net of taxes                               (22,152)     (19,700)
----------------------------------------------------------------------------------------- ------------ ------------
Total Shareholders' Equity                                                                     195,698      200,662
----------------------------------------------------------------------------------------- ------------ ------------
Total Liabilities and Shareholders' Equity                                                  $3,241,459   $3,192,212
===================================================================================================================
